As published in the december 26, 2005 issue of businessweek
Market Volatility — Friend or Foe?
Using Index Options to Profit From Market Volatility
     Since the introduction of formal analytics such as the Nobel Prize-winning Black-Scholes Model, investors have used options as tools to reduce risk and enhance investment performance. Moreover, Black-Scholes and intellectual successors have carved out a role for volatility as an investment tool. Much like a stock price is driven by the earnings of a company, option prices are driven by the volatility of the underlying assets.
     Index options can be used as a vehicle to extract cash flow from volatility. Since index options are cash-settled, they minimize turnover associated with the underlying portfolio and thereby reduce transaction costs. Second, index options are highly liquid instruments since they are traded in and tied to the vast index-investing market.
     The investment approach is straightforward. Index call options are sold, with the investor advised to secure the call option positions with an underlying stock portfolio reasonably correlated to the index options sold. The premiums received from the sale provide a generous cash flow and, in theory, any obligations created by a subsequent upward move in the index can be offset by a gain in the underlying diversified basket of stocks.
     The risk associated with this approach is the downside exposure in the underlying stocks. First, a loss in the stock portfolio can exceed the profit from the call premiums received. Furthermore, the base against which index call options can be sold may be severely diminished. With the upside limited, the break-even point may be a long time away. To manage the risk of large losses, index call sellers must either rapidly move into cash until the market decline abates, or use long index put positions to limit the damage. The former requires precise and difficult timing. The latter can be implemented cost-effectively and has, over time, helped achieve its capital preservation objective in rapidly declining markets.

Founded in 1977, Gateway Investment Advisers, L.P. has one of the longest running option hedging programs available. Noted for its success in hedging client portfolios in October 1987, the firm extended its hedging strategy to its flagship mutual fund in January 1988. Gateway manages $6 billion in hedged equity accounts, including six funds, as well as individual, foundation, endowment, pension and insurance accounts. Gateway services are available through broker/dealer-affiliated advisers and independent investment advisers. 800.354.6339 • www.gatewayfund.com